Exhibit 10.2

AMENDMENT TO SECURITY AGREEMENT

This Amendment to Security Agreement (“Amendment”) dated as of June 9, 2015, is made by and among Universal Truckload Services, Inc. (the “Borrower”), the other entities which are parties to the Security Agreement (as defined below) (collectively, including the Borrower, the “Debtors” and each individually a “Debtor”) and Comerica Bank (“Comerica”), as Administrative Agent for and on behalf of the Lenders (as defined below) (in such capacity, the “Agent”).

RECITALS

A. The Borrower entered into the Revolving Credit and Term Loan Agreement dated as of August 28, 2012, as amended by the Amendment to Revolving Credit and Term Loan Agreement dated as of June 3, 2013, and the Second Amendment to Revolving Credit and Term Loan Agreement dated as of December 19, 2013 (as further amended, restated or otherwise modified from time to time, the “Credit Agreement”) with Agent and the financial institutions from time to time signatory thereto (each, individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), under which the Lenders extended (or committed to extend) credit to the Borrower, as set forth therein.

B. As security for the Indebtedness (as defined in the Credit Agreement), the Debtors granted to Agent security interests in substantially all of their respective tangible and intangible personal property pursuant to the Security Agreement dated as of August 28, 2012, made by the Debtors in favor of Agent (“Security Agreement”) (all as more completely set forth in the Security Agreement).

C. In connection with the Third Amendment to Revolving Credit and Term Loan Agreement dated as of the date hereof to be made concurrently herewith between the Borrower, the Lenders, and Agent (the “Third Amendment to Credit Agreement”), the Debtors have requested that certain amendments to the Security Agreement, and Agent (at the direction of the Lenders as provided in the Third Amendment) is willing to enter into such amendments, but only on the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Debtors and Agent agree as follows:

1. Amendments.

(a)	Section 4.1(a) of the Security Agreement is hereby amended and restated as follows:

(a) Promissory Notes and Tangible Chattel Paper. If Debtors, now or at any time hereafter, collectively hold or acquire any promissory notes or tangible Chattel Paper for which the principal amount thereof or the obligations evidenced thereunder are, in the aggregate, in excess of $200,000 (excluding the principal amount of the Excluded Items, as hereinafter defined), the applicable Debtors shall promptly notify the Agent in writing thereof and forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time reasonably specify, and cause all such Chattel Paper to bear a legend reasonably acceptable to the Agent indicating that the Agent has a security interest in such Chattel Paper; provided, however, in the case of (i) any Intercompany Notes made to evidence intercompany loans made in compliance with Section 8.7(d) of the Credit Agreement, (ii) any promissory notes or Chattel Paper held by any of the Debtors to evidence Credit Party Agent Investments made in compliance with Section 8.7(k) of the

Credit Agreement or obligations of owner-operators made in compliance with Section 8.7(m) of the Credit Agreement or in connection with acquisitions of transportation equipment from any of the Debtors, or (iii) loans or advances to employees, officers, and directors of any Credit Party made in compliance with Section 8.7(f) of the Credit Agreement (all the foregoing, “Excluded Items”) no Debtor shall be required to deliver any Excluded Items to Agent, or to give written notice thereof, as required under this Section unless a Default or an Event of Default has occurred and is continuing and Agent has made written demand therefor.

(b)	Section 4.1(i) of the Security Agreement is hereby amended and restated as follows:

(i) Vehicles; Aircraft and Vessels. Notwithstanding any other provision of this Agreement, no Debtor shall be required to make any filings as may be necessary to perfect the Agent’s Lien on its Vehicles (other than tractors and trailers), aircraft and vessels, unless (i) a Default or an Event of Default has occurred and is continuing, whereupon the Agent may require such filings be made or (ii) such Debtor, either singly, or together with the other Debtors, owns Vehicles (other than tractors and trailers), aircraft and vessels (other than Vehicles provided for use by such Debtor’s executive employees) which have a fair market value of at least $200,000, in aggregate amount, whereupon the applicable Debtors shall provide prompt notice to the Agent, and the Agent, at its option, may require the applicable Debtors to execute such agreements and make such filings as may be necessary to perfect the Agent’s Lien for the benefit of the Lenders and ensure the priority thereof on the applicable Vehicles, aircraft and vessels. In addition, with respect to tractors and trailers owned by the Borrower or any other Debtor, such Debtors shall not be required to make filings as are necessary to perfect the Agent’s liens in such Vehicles until such time as the Agent provides to such Debtors written notice that the Agent requires such filings to be made (which notice may be given by the Agent at any time in the exercise of its sole discretion). If such notice is given, then the applicable Debtors shall make all such filings as are necessary to perfect the Agent’s Lien on their tractors and trailers within thirty (30) days (or such longer period as is agreed to by the Agent) after such notice is given.

(c)	Section 4.5 of the Security Agreement is hereby amended and restated as follows:

Section 4.5 Corporate Changes; Books and Records; Inspection Rights. (a) Each Debtor shall not change its respective name, identity, corporate structure or jurisdiction of organization, or identification number in any manner that might make any financing statement filed in connection with this Agreement seriously misleading within the meaning of Section 9506 of the UCC unless such Debtor shall have given the Agent ten (10) Business Days prior written notice with respect to any change in such Debtor’s corporate structure, jurisdiction of organization, name or identity and shall have taken all action deemed reasonably necessary by the Agent under the circumstances to protect its Liens and the perfection and priority thereof, (b) each Debtor shall keep the Records at the location specified on Schedule 3.2 as the location of such books and records or as otherwise specified in writing to the Agent and (c) the Debtors shall permit the Agent, the Lenders, and their respective agents and representatives to conduct inspections, discussion and audits of the Collateral in accordance with the terms of the Credit Agreement.

2. Conditions. This Amendment shall become effective (according to the terms hereof) on the date that all conditions to the effectiveness of the Third Amendment to Credit Agreement have been fully satisfied by the Borrower and, if applicable, the other Debtors.

3. Authority. Each of the Debtors hereby certifies that it has taken all necessary actions, if any, to authorize this Amendment.

4. Representations and Warranties. The Debtors hereby represent and warrant that, after giving effect to any amendments and consents contained herein, execution and delivery of this Amendment and the performance by the Debtors of their obligations under the Security Agreement as amended hereby (herein, as so amended, the “Amended Security Agreement”) are within its powers, have been duly authorized, are not in contravention of law or the terms of its organizational documents, and do not require the consent or approval of any governmental body, agency or authority, and the Amended Security Agreement will constitute the valid and binding obligations of the Debtors enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

5. No Other Changes. Except as specifically set forth herein, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Security Agreement or any of the other Loan Documents (as defined in the Credit Agreement).

6. Ratification. Each of the Debtors hereby reaffirms, confirms, ratifies and agrees to be bound by each of its covenants, agreements and obligations under the Amended Security Agreement and each other Loan Document previously executed and delivered by it, or executed and delivered in accordance with this Amendment. Each reference in the Security Agreement to “this Agreement” or “the Security Agreement” shall be deemed to refer to the Security Agreement as amended by this Amendment and each other amendment made to the Security Agreement from time to time.

7. Defined Terms. Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meanings set forth in the Security Agreement (including definitions incorporated by reference into the Security Agreement from the Credit Agreement).

8. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

9. Other Modification. In executing this Amendment, no Debtor is relying on any promise or commitment of Agent or the Lenders that is not in writing signed by Agent and the Lenders.

10. Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Michigan, and may be executed in counterpart, in accordance with Section 13.9 of the Credit Agreement. Each of the parties hereto agrees that this Amendment and any other Loan Document signed by it and transmitted by facsimile or email or any other method of delivery shall be admissible in evidence as the original itself in any judicial or administrative proceeding whether or not the original is in existence.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Borrower, the other Debtors and Agent have each caused this Amendment to Security Agreement to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

UNIVERSAL TRUCKLOAD SERVICES, INC.

By:	/s/ Jeffrey A. Rogers
Name:	Jeffrey A. Rogers
Title:	Chief Executive Officer

CAVALRY LOGISTICS, LLC

By:	/s/ Robert King
Name:	Robert King
Title:	Manager/ President

LOUISIANA TRANSPORTATION, INC.

By:	/s/ Michael Whitaker
Name:	Michael Whitaker
Title:	President

UNIVERSAL TRUCKLOAD, INC. (f/k/a The Mason And Dixon Lines, Incorporated)

By:	/s/ Mark Limback
Name:	Mark Limback
Title:	President

MASON DIXON INTERMODAL, INC.

By:	/s/ Timothy Phillips
Name:	Timothy Phillips
Title:	President

UNIVERSAL LOGISTICS SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Michael S. Bautch
Name:	Michael S. Bautch
Title:	President

UTS REALTY, LLC

By:	/s/ David A. Crittenden
Name:	David A. Crittenden
Title:	Manager

LOGISTICS INSIGHT CORP.

By:	/s/ Michael S. Bautch
Name:	Michael S. Bautch
Title:	President

LINC ONTARIO, LTD.

By:	/s/ Eric P. Davies
Name:	Eric P. Davies
Title:	President

UNIVERSAL DEDICATED, INC. (f/k/a CTX, Inc.)

By:	/s/ Michael J. Silverwood
Name:	Michael J. Silverwood
Title:	President

LGSI EQUIPMENT OF INDIANA, LLC

By:	/s/ William Gale
Name:	William Gale
Title:	President

WESTPORT USA HOLDING, LLC

By:	/s/ Alexander Van Leyen
Name:	Alexander Van Leyen
Title:	President

WESTPORT AXLE CORP.

By:	/s/ Alexander Van Leyen
Name:	Alexander Van Leyen
Title:	President

UT RENT A CAR, INC.

By:	/s/ David A. Crittenden
Name:	David A. Crittenden
Title:	President

Continuation signature page to Amendment to Security Agreement

UTSI FINANCE, INC.

By:	/s/ Jeffrey A. Rogers
Name:	Jeffrey A. Rogers
Title:	President

LINC LOGISTICS LLC (f/k/a Upton Merger Sub II, LLC)

By:	/s/ Jeffrey A. Rogers
Name:	Jeffrey A. Rogers
Title:	President

UNIVERSAL SPECIALIZED, INC.

By:	/s/ Mark Limback
Name:	Mark Limback
Title:	President

Continuation signature page to Amendment to Security Agreement

COMERICA BANK, as Agent

By:	/s/ Kelly C. McConnell
Name:	Kelly C. McConnell
Title:	Vice President